SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - June 25, 2003
                         -------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-81506-05                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the June 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO


Dated:  June 27, 2003

                                                                         ANNEX A

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                        Statement to Certificateholders
                                  June 25, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------

AF1     151,000,000.00  129,260,343.26  6,198,493.06    153,065.79   6,351,558.85     0.00    0.00    123,061,850.20
AF2      51,000,000.00   51,000,000.00          0.00    132,855.00     132,855.00     0.00    0.00     51,000,000.00
AF3      17,000,000.00   17,000,000.00          0.00     58,352.50      58,352.50     0.00    0.00     17,000,000.00
AF4      13,896,000.00   13,896,000.00          0.00     57,830.52      57,830.52     0.00    0.00     13,896,000.00
AV1A     91,305,000.00   85,801,493.90  1,379,400.29    116,118.02   1,495,518.31     0.00    0.00     84,422,093.61
AV1B     97,927,000.00   92,518,277.56  3,977,655.12    125,953.36   4,103,608.48     0.00    0.00     88,540,622.44
M1       32,860,000.00   32,860,000.00          0.00    133,083.00     133,083.00     0.00    0.00     32,860,000.00
M2       27,805,000.00   27,805,000.00          0.00    134,135.95     134,135.95     0.00    0.00     27,805,000.00
B        22,749,000.00   22,749,000.00          0.00    135,015.32     135,015.32     0.00    0.00     22,749,000.00
R                 0.00            0.00          0.00          0.00           0.00     0.00    0.00              0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  505,542,000.00  472,890,114.72 11,555,548.47  1,046,409.46  12,601,957.93     0.00    0.00    461,334,566.25
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X       505,542,776.78  479,791,445.71          0.00          7.15           7.15     0.00    0.00    470,439,966.97
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751BS0      856.02876331   41.04962291   1.01368073   42.06330364    814.97914040    AF1     1.470000 %
AF2     294751BT8    1,000.00000000    0.00000000   2.60500000    2.60500000  1,000.00000000    AF2     3.126000 %
AF3     294751BU5    1,000.00000000    0.00000000   3.43250000    3.43250000  1,000.00000000    AF3     4.119000 %
AF4     294751BV3    1,000.00000000    0.00000000   4.16166667    4.16166667  1,000.00000000    AF4     4.994000 %
AV1A    294751BW1      939.72393516   15.10760955   1.27175971   16.37936926    924.61632561    AV1A    1.680000 %
AV1B    294751CA8      944.76781235   40.61857424   1.28619645   41.90477070    904.14923811    AV1B    1.690000 %
M1      294751BX9    1,000.00000000    0.00000000   4.05000000    4.05000000  1,000.00000000    M1      4.860000 %
M2      294751BY7    1,000.00000000    0.00000000   4.82416652    4.82416652  1,000.00000000    M2      5.789000 %
B       294751BZ4    1,000.00000000    0.00000000   5.93500022    5.93500022  1,000.00000000    B       7.122000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                 935.41212149   22.85774173   2.06987641   24.92761814    912.55437975
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A      949.06201364    0.00000000   0.00001414    0.00001414    930.56411560    X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 June 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           306,323.71
                                Group I Curtailments                  121,279.82
                                Group I Prepayments                 4,588,608.05
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         60,128.33
                                Group II-A Curtailments                   633.06
                                Group II-A Prepayments              1,055,536.34
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         65,107.01
                                Group II-B Curtailments                 1,735.80
                                Group II-B Prepayments              3,152,126.62
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,204,069.73

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          153,065.79
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          132,855.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           58,352.50
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           57,830.52
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A         116,118.02
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B         125,953.36
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           133,083.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 June 25, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-2           134,135.95
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B             135,015.32
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    299,256,646.72
                                Group I Ending Pool Balance       294,240,435.14
                                Group II-A Beginning Pool Balance  86,917,711.54
                                Group II-A Ending Pool Balance     85,801,413.81
                                Group II-B Beginning Pool Balance  93,617,087.45
                                Group II-B Ending Pool Balance     90,398,118.02
                                Total Beginning Pool Balance      479,791,445.71
                                Total Ending Pool Balance         470,439,966.97

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 124,690.27
                                Group II-A Servicing Fee               36,215.71
                                Group II-B Servicing Fee               39,007.12

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances Included
                                  in Current Distribution              21,575.06
                                Group I Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I Recouped Advances From Liquidations 0.00 Group I Aggregate Amount of Advances
                                  Outstanding                         566,963.30

                                Group II-A Delinquency Advances Included
                                  in Current Distribution              38,247.52
                                Group II-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of
                                  Advances Outstanding                248,325.95

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 June 25, 2003
--------------------------------------------------------------------------------

                                Group II-B Delinquency Advances Included
                                  in Current Distribution               4,200.11
                                Group II-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of Advances
                                  Outstanding                         102,565.36

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      450       43,683,834.62         14.85 %
                        31-60 days       42        3,866,020.92          1.31 %
                        61-90 days       18        1,920,306.86          0.65 %
                         91+days         14        1,080,643.86          0.37 %
                          Total         524       50,550,806.26         17.18 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       101      11,355,237.62         13.23 %
                        31-60 days        12         987,349.35          1.15 %
                        61-90 days         8         867,656.45          1.01 %
                         91+days           5         226,786.52          0.26 %
                          Total          126      13,437,029.94         15.65 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       82        11,999,442.86        13.27 %
                        31-60 days       16         1,930,016.51         2.14 %
                        61-90 days        6           825,432.22         0.91 %
                          91+days         3           482,408.10         0.53 %
                          Total         107        15,237,299.69        16.85 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B
                          Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          6              720,981.54                   0.25 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          3                358,692.93                0.42 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          3                 631,769.73              0.70 %
                        --------------------------------------------------------


Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B
                          Loans in REO

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 June 25, 2003
--------------------------------------------------------------------------------
                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance
                        of the Three Largest Loans

                                Group I Three Largest Loans         2,109,322.26
                                Group II-A Three Largest Loans        988,019.37
                                Group II-B Three Largest Loans      1,811,289.16

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),     Realized Losses
(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                  June 25, 2003
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                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund For
                                  Distribution                              0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of Outstanding
                          Loans (as of first day of related Due Period)

                                Group I Weighted Average Mortgage Rate 8.89 % Group II-A Weighted Average Mortgage Rate 8.26 % Group II-B Weighted Average Mortgage Rate 8.24 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I Weighted Average Remaining Term 242.00 Group II-A Weighted Average Remaining
                                  Term                                    352.00
                                Group II-B Weighted Average Remaining
                                  Term                                    351.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        9,105,400.72
                                Overcollateralization Target
                                  Amount                           20,221,711.07
                                Overcollateralization Release
                                  Amount                                    0.00
                                Overcollateralization Deficiency
                                  Amount                           11,116,310.35

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            19.20 %
                                Senior Specified Enhancement Percentage  41.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             1.51 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under Yield
                          Maintenance Agreement                             0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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